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                                                                   Exhibit 32.1


                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-K of Brush Engineered Materials Inc. (the "Company") for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, that, to such officer's knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Dated: March 16, 2006



                                     /s/ Gordon D. Harnett
                                     ------------------------------------------
                                     Gordon D. Harnett
                                     Chairman of the Board and Chief
                                           Executive Officer



                                     /s/ John D. Grampa
                                     ------------------------------------------
                                     John D. Grampa
                                     Vice President Finance and Chief Financial
                                     Officer